Balance Sheet Ample liquidity, protection against interest rate volatility, and limited near-term maturities Capital Allocation Committed to prudent capital allocation that maximizes total shareholder returns over time Corporate Responsibility Committed to stockholder friendly governance, our team, and the communities in which we operate Cash on hand and capacity on revolving credit facility $260M Planned dispositions 1001 Brickell Bay Drive The Yacht Club The Hamilton Highly regarded and reconstituted Board with an average tenure of only three years Debt maturities through May 2026 (inclusive of extension options) ~$9M / 1% Targeted use of proceeds Retire associated liabilities Return of capital to stockholders Select new investments Aimco’s Board has implemented shareholder friendly policies, achieving an ISS governance score of 1 (highest possible) Percentage of Aimco debt either fixed rate or hedged 100% Record team engagement, Healthiest Employers Awards, and volunteerism through Aimco Cares Weighted average cost of fixed-rate debt on stabilized apartment portfolio 4.25% Shares repurchased since 2022 (through Aug 2024) 14M / $104M Development projects are being built to LEED and Fitwel standards Mark-to-market on leverage $77M AIMCO OVERVIEW NYSE: AIV Stabilized Portfolio Diversified portfolio in markets projected, on average, to deliver upper quartile revenue growth over next five years Active Development Projects Construction of current class to be completed in 2024, on track to create substantial value upon stabilization Future Development Pipeline Large and attractive opportunity set, new starts to be primarily funded through third party capital US markets / residential units 8 / 5,600 # of units 1,039 Potential residential units ~ 6,000 2Q 2024 Annualized NOI $106M Commercial space 114K sf Potential commercial space ~ 1.7M sf Avg monthly revenue per apartment home $2,392 Total direct costs of current development projects $648M 2024 Planning costs $5M - $10M New customer rent / income ratio 20% Construction on current class to be complete by YE 2024 2024 Potential start ~ 0.5M gsf Urban / suburban mix (% of NOI) 20% / 80% 2024 AIV equity funding $0 - $5M Targeted AIV equity contribution of total development cost 10% - 15% 2024 Revenue growth guidance +3.25% - +3.75% NOI at stabilization $44M Targeted NOI yield spreads 150 – 200 bps Boston 46% / Chicago 26% / New York 5% SE Florida 16% / Other 7% SE Florida 0% / CO Front Range 11% DC Metro 81% / Other 8% SE Florida 78% / CO Front Range 18% DC Metro 4% / Other 0% Total Shareholder Return Aimco (AIV) Year-to-date 18.8% Since Spin-off 70.3% FTSE Nareit Equity Residential Index Year-to-date 18.6% Since Spin-off 43.1% *As of August 31, 2024 Source: Green Street, Factset, and Company Records. As of June 30, 2024, unless otherwise noted.

CONTENTS PRESENTATION TOPICS Stabilized Portfolio & Results Strong stabilized operating performance with YTD NOI up 5.3% through second quarter and blended lease-to-lease up 3.8% through August. Development & Redevelopment Current projects to be completed during 2024 and are projected to deliver an average yield on cost of ~7% upon stabilization. Balance Sheet & Capital Allocation Actively marketing select assets for sale to unlock value created. Aimco plans to continue its prudent allocation of capital, currently favoring the return of capital to shareholders, sourced from cash on hand and planned asset sales. Value Proposition Continued value creation with opportunities to narrow the gap between share price and net asset value. 2 1 3 4 Oak Shore Corte Madera, CA Elm Creek Apartments Elmhurst, IL

STABILIZED PORTFOLIO REAL ESTATE INVESTMENTS URBAN vs. SUBURBAN BY MARKET Aimco owns a portfolio of 21 stabilized apartment communities with 5,600 apartment homes diversified by geography and price point. 64% 26% 10% Class B Class C+ Class A 20% 2Q Rent-to-Income Ratio $2,392 2Q Avg Monthly Revenue per Apartment Home PERCENT OF STABILIZED OPERATING NOI Source: Company Records Class A refers to apartment communities with rents >120% of local market average Class B refers to apartment communities with rents between 90% and 120% of local market average Class C refers to apartment communities with rents less than 90% of local market average Evanston Place 190 Units – Evanston, IL The Milan 42 Units – New York, NY Plantation Gardens 372 Units – Plantation, FL Hyde Park Tower 155 Units – Chicago, IL Royal Crest Estates (Nashua) 902 Units – Nashua, NH SELECT STABILIZED OPERATING COMMUNITIES PORTFOLIO STATS Wexford Village 264 Units – Worcester, MA

STABILIZED PORTFOLIO REAL ESTATE INVESTMENTS Source: Green Street, Company Records Aimco’s Stabilized NOI is earned by apartment communities located in markets with forecast compounded annual revenue growth rate of +2.9% over the next five-year period. 100 bps higher than the average of Green Street’s Top 50 markets and 210 bps higher than the average of a Sunbelt portfolio. THIRD-PARTY MARKET REVENUE GROWTH FORECAST Year End 2023 Indexed to 100

2Q 2024 YTD RESULTS Full Year 2024 OUTLOOK 97.1% Average Daily Occupancy 3.25% - 3.75% Stabilized Revenue Growth 5.0% Revenue Growth 6.00% - 7.50% Stabilized Expense Growth 5.3% NOI Growth 1.50% - 2.75% Stabilized NOI Growth STABILIZED PORTFOLIO PERFORMANCE METRICS Source: Company Records August 2024 results are preliminary The mid-point of our revenue guidance is now up 75 bps, and our NOI mid-point is up more than 100 bps from our beginning of year expectations. Blended lease-to-lease +3.8% NOTES / UPDATE +40bps Average Daily Occupancy Year-over-year increase YTD August 2024

DEVELOPMENT TRACK RECORD Source: Company Records, as of 2Q 2024 9 Development and Land Portfolio $ in millions $1.1Bn of development projects constructed or stabilized on plan since 2020. $0.7Bn of development projects and land assets monetized at accretive valuations since 2020. $0.6Bn of construction completions, and up to one new project start, planned for 2024. Future run rate of development activity and exposure to land holdings is expected to be ~50% lower than prior four-year average and funded primarily with 3rd party capital. Values presented are based on year end financial statements or Aimco’s current expectations.

RECENT REDEVELOPMENT In 2020, Aimco ACQUIRED A 271-UNIT APARTMENT BUILDING fronting Biscayne Bay in the Edgewater submarket of Miami. In 2Q 2021, Aimco began construction, INVESTING $98M in the redevelopment and repositioning of The Hamilton, UNLOCKING SIGNIFICANT INCOME POTENTIAL from a previously under-utilized asset. In 3Q 2023, Aimco COMPLETED THE LEASE-UP of the 276-unit community at rates more than 20% AHEAD OF UNDERWRITING. 2Q 2024 Annualized NOI of $10.1M. THE HAMILTON 3Q 2020 Acquisition 2Q 2021 Began Redevelopment Planning & Deleasing Renovated all apartment homes, expanded rentable square footage, reimagined amenities, & upgraded all major building systems 3Q 2023 Completed lease-up 2Q 2024 Marketing for sale

ACTIVE DEVELOPMENTS Strathmore Square Bethesda, MD 220-Unit Phase I Development 200 homes complete 55 units leased or pre-leased at rates ahead of underwriting Infill site, metro adjacent and two miles from the main campus of the National Institutes of Health ON TRACK TO ADD VALUE Sources: Company Records, estimates as of August 2024. Upton Place Washington D.C. 689-Unit Mixed Use Development Construction substantially complete 264 homes leased or pre-leased at rates ahead of underwriting 105K sf of Commercial Space 88% leased or pre-leased High barrier to entry Upper-Northwest submarket The Benson Hotel & Faculty Club Aurora, CO 106-Key Placemaking Development includes 18,000 sf of Event Space Construction complete Critical placemaking addition to the build-out of the Anschutz Medical Campus Year-to-date, average monthly revenue is nearly 60% higher than the average monthly revenue in 2023. Oak Shore Corte Madera, CA 24-Home Single Family Rental Development 18 homes complete 13 units leased or pre-leased at rates ahead of underwriting High barrier to entry Marin County submarket Total direct investment of $648M and expected to produce $44M of NOI when stabilized Aimco equity fully deployed  In 2024, nearly 700 new units are projected to be delivered and construction is expected to be substantially complete on all currently active projects Nearing Construction Completion with Leasing Underway Construction Complete and Stabilizing Operations

Fitzsimons 4 (2025) Bioscience (2026) Strathmore Phase 2 (2025) Aimco Pipeline Investments (Earliest Vertical Construction Start Date) DEVELOPMENT PIPELINE CURRENT LAND HOLDINGS Aimco expects to fund the vertical construction of SELECT PIPELINE PROJECTS with construction loans, Co-GP and/or LP equity, and limited additional Aimco equity. Consistent with Aimco’s capital allocation strategy, it may choose to MONETIZE CERTAIN PIPELINE ASSETS prior to vertical construction in an effort to maximize value add and risk-adjusted returns. Aimco targets underwritten NOI yields that are +150-200 BPS above the current estimated cap rate. Hamilton House Miami, FL Potential development in pipeline: Earliest start estimated 3Q 2024 Hamilton House (3Q 2024) 300 Broward (2025) Flagler Village (2025) One Edgewater (2026)

BALANCE SHEET STRONG WITH LIMITED EXPOSURE Ample liquidity with access to $110 million of cash on hand and full capacity on its $150 million revolving credit facility  Interest rate protection  with Aimco total debt either fixed-rate or with rate caps currently mitigating all floating rate exposure Weighted average cost of debt including interest rate caps, of 5.56%  Aimco Share, $ in thousands Amount Weighted Avg.  Maturity (Yrs.) [1] Total non-recourse fixed rate debt $ 775,463 7.0 Total non-recourse floating rate debt 89,843 1.5 Total non-recourse construction loan debt 313,193 1.6 Leverage Breakdown Non-recourse property-level debt and construction loans Total non-recourse fixed rate debt Total non-recourse floating rate debt Total non-recourse construction loan debt As of June 30, 2024 [1] Inclusive of contractual extension options. Transferable, lower-cost, fixed-rate debt weighted average cost of fixed-rate debt of 4.25% with a term of 6.7 years, 90% of which is transferable Weighted Avg.  Maturity (Yrs.) [1] 6.7 3.3 3.3

Includes the 357-unit Yacht Club apartment building and the neighboring 605K gross sf 1001 Brickell Bay Drive office tower. Combined, the 4.25-acre Brickell Assemblage can accommodate 3.1M gross square feet of development, nearly 2.5 times the size of the current improvements. Aimco plans to sell Miami waterfront assets. Aimco does not intend to comment on specific pricing, terms or timelines until definitive agreements have been executed and buyers’ deposits have become nonrefundable. 15 NEAR-TERM SOURCES OF CAPITAL Aimco recently completed the renovation and repositioning of the 276-unit waterfront apartment building with occupancy stabilizing in 3Q 2023. Annualized NOI Debt Balance Yacht Club Apartments $11 M $80 M 1001 Brickell Bay Drive [1] $8 M $81 M [1] The annualized NOI for 1001 Brickell Bay Drive is from current office operations prioritizing development optionality over revenue maximization. See Aimco’s Valuation Building Blocks on slide 18 of this presentation and Supplemental Schedule 8 of Aimco’s 2Q 2024 Earnings Release for more details. Annualized NOI Debt Balance The Hamilton $10 M $101 M

NEAR-TERM CAPITAL ALLOCATION As Aimco unlocks the value created from prior investments, we currently favor the return of capital to shareholders. In addition, we will maintain balance sheet stability and advance select new investments. Return of capital to shareholders through common stock repurchases, partnership unit redemptions, and special cash dividends. Since the start of 2022, through August, Aimco has repurchased 14M shares at an average price of $7.49 per share and redeemed more than 230,000 operating partnership units for cash. In 2023, Aimco’s Board of Directors increased the repurchase authorization to 30M shares. Leverage reduction through the retirement of asset-level debt upon completion of planned transactions. Retire the $261M of debt and satisfy the deferred tax liability associated with the assets for sale. Opportunistically consider other leverage reductions. Select new investments which offer the prospect of strong risk-adjusted returns. Aimco anticipates maintaining an active development business but reducing the amount of Aimco capital allocated to development activity in the years ahead. Aimco expects to invest $5M - $10M of Aimco equity into planning and the start of up to one new project in 2024.

NET ASSET VALUE VALUATION BUILDING BLOCKS Source: Company Records, Green Street Market Reports Annualized 2Q 2024 NOI before 3% management fees. Aimco estimated values that are not guarantees of future performance or results, actual performance could differ significantly. Investment value for IQHQ is based on cost, adjusted for any impairment or observable price changes, the Real Estate Tech Funds are valued based on 1Q 2024 GAAP fair value. In 2Q 2024, Aimco recognized a non-cash impairment charge related to its passive equity investment in IQHQ. Notes receivable presented at book value. Not included in the above is the tax liability that may be recognized on the disposition of certain assets, primarily Aimco’s 1001 Brickell Bay Drive office building, held by Aimco’s Taxable REIT Subsidiaries. Aimco’s balance sheet includes a $106.5M deferred tax liability and a $4.1M deferred tax asset representing the difference of the tax basis versus the carrying value for GAAP effective tax rates. The tax liability at disposition is most likely lower. Other Liabilities, net generally consists of Aimco’s land leases, accrued expenses, resident security deposits, accounts payable, and other general liabilities. Included is a GAAP liability related to the partial interest sale of Aimco’s mezzanine loan that is not expected to be incurred. Amounts presented at 100% ownership exclusive of noncontrolling interests. Aimco estimates this value to be $40M - $50M. Aimco provides a summary of the items needed to support your calculation of an estimate of Net Asset Value (NAV) in Supplement Schedule 8 in our quarterly earnings release. The building blocks of Aimco’s valuation as of June 30, 2024, are: Multifamily “B” Cap Rates for Aimco’s Markets per Green Street range from 4.8% to 6.0% Primarily Aimco’s 1001 Brickell Bay Drive Office Asset and its recently completed multifamily redevelopment of The Hamilton Aimco forecasts occupancy to stabilize at these projects in 2025 and NOI to stabilize during 2026 Net Operating Income Annualized NOI for Stabilized Apartment Properties [1] $106.2 Annualized NOI for Other Real Estate [1] 15.9 Annualized NOI for unconsolidated real estate at AIV share [1] 2.1 Projected Annual NOI for Active Development Projects upon Stabilization [1][2] 44.1 Other Net Assets Land, Planning and Entitlement Investment at Cost 154.0 IQHQ and Real Estate Tech Funds [3] 17.8 Cash and Equivalents 88.5 Restricted Cash 20.9 Notes receivable [4] 57.7 Fair Value Adjustment on Fixed Rate Debt & Preferred Equity [2] 77.1 Net Liabilities [5] Non-recourse property debt $851.4 Construction Loans and Preferred Equity Interests 371.6 Preferred Equity Interests 174.8 Investment Remaining to Complete Active Development Projects 32.3 Other Liabilities, net [6] 149.0 Total shares, units and dilutive share equivalents 149.9 Noncontrolling Interests in Real Estate [7] Excludes the 4.25-acre Brickell Assemblage where recent land sales support a valuation $125 - $175M greater than that of the capitalized income value, and pipeline planning and entitlement investment with an estimated value of at least $40M[2]

VALUE PROPOSITION COMMITTED TO MAXIMIZING AND UNLOCKING STOCKHOLDER VALUE The Aimco Board of Directors, in coordination with management, remains intently focused on maximizing and unlocking value for Aimco stockholders and continues to engage regularly with several leading advisory firms, including Morgan Stanley & Co. LLC.      Aimco’s announced plans to reduce exposure to development activity and monetize certain assets represent a commitment to simplify the portfolio and unlock embedded value when there are opportunities to do so. These efforts will further improve Aimco’s positioning in the market and provide increased flexibility as the Board of Directors continues its review and consideration of broader strategic actions to maximize stockholder value. In addition, in conjunction with our contemplated asset sales, we will prioritize return of capital to our stockholders as a key component of our capital allocation philosophy. There can be no assurance that the ongoing review will result in any particular transaction or transactions or other strategic changes or outcomes and the timing of any such event is similarly uncertain.  The Company does not intend to disclose or comment on developments related to the foregoing unless or until it determines that further disclosure is appropriate or required. Share Price Performance Since Separation as of 8/31/2024 | indexed to 100

AIMCO TEAM Executive team has an average Aimco tenure of more than 20 YEARS Development team has collectively built or renovated approximately $15Bn IN PROJECTS, including 50K APARTMENT HOMES, and has an average of more than 22 YEARS of industry experience Capital Markets and Transactions teams have participated in more than $16Bn OF TRANSACTIONS AND FINANCINGS and have an average of more than 17 YEARS of industry experience Aimco team had RECORD ENGAGEMENT SCORE OF 4.74 in 2023 AIMCO MAINTAINS A TEAM OF HIGHLY ENGAGED AND DEEPLY EXPERIENCED REAL ESTATE PROFESSIONALS Wesley Powell Chief Executive Officer Lynn Stanfield Chief Financial Officer Jennifer Johnson General Counsel & Chief Administrative Officer Lee Hodges Southeast Region Tom Marchant Tax & FP&A Matt Konrad National Transactions Derek Ullian Development John Nicholson Capital Markets & Treasurer Elizabeth “Tizzie” Likovich Central Region Matt Hopkins Mid-Atlantic Region Kelley Babin Chief Information Officer Chad Levine Investment Finance & Asset Management Kellie Dreyer Chief Accounting Officer Matt Foster Capital Markets & Investor Relations

Robust governance structure supportive of long-term value creation Board led by an Independent Chair Active board refreshment, with new directors added each of the last 3 years Governance provisions aligned with shareholder interests HIGHLY QUALIFIED BOARD WITH EXPERTISE RELEVANT TO OUR BUSINESS Kirk A. Sykes Co-Managing Partner, Accordia Partners, LLC James P. Sullivan APPOINTED 2022 Former President, Green Street Advisory Group R. Dary Stone Board Chair President and CEO, R. D. Stone Interests Jay Paul Leupp Co-Founder, Managing Partner, Terra Firma Asset Management Sherry L. Rexroad APPOINTED 2023 Former CFO, Store Capital Former MD, Blackrock Global Real Asset Securities Deborah Smith APPOINTED 2021 Co-Founder and CEO, The Centercap Group Wesley Powell CEO, Aimco Quincy L. Allen Co-Founder and Managing Partner, Arc Capital Partners Patricia L. Gibson Founding Principal and CEO, Banner Oak Capital Partners Key Board Skills Real Estate Investment and Finance Capital Markets Development Property / Asset Management and Operations Accounting and Auditing for Large Business Organizations Marketing and Branding

ASSET LIST OPERATING APARTMENT COMMUNITIES OPERATING OFFICE BUILDING Property Name Location Apartment Homes Property Name Location Square Feet 118-122 West 23rd Street New York, NY 42 1001 Brickell Bay Drive Miami, FL 300k 173 E. 90th Street New York, NY 72 237-239 Ninth Avenue New York, NY 36 ACTIVE PROJECTS 1045 on the Park Apartments Homes Atlanta, GA 30 Property Name Location Approved Units 2200 Grace Lombard, IL 72 The Benson Hotel & faculty Club Aurora, CO 106 Bank Lofts Denver, CO 125 The Hamilton Miami, FL 276 Bluffs at Pacifica, The Pacifica, CA 64 Oak Shore Corte Madera, CA 24 Eldridge Townhomes Elmhurst, IL 58 Upton Place Washington, DC 689 Elm Creek Elmhurst, IL 400 Strathmore Square Phase 1 Bethesda, MD 220 Evanston Place Evanston, IL 190 Hillmeade Nashville, TN 288 DEVELOPMENT LAND Hyde Park Tower Chicago, IL 155 Property Name Location Acres Plantation Gardens Plantation ,FL 372 Brickell Assemblage Miami, FL 4.25 Royal Crest Estates Warwick, RI 492 300 Broward Fort Lauderdale, FL 2.31 Royal Crest Estates Nashua, NH 902 Hamilton House Miami, FL 1.10 Royal Crest Estates Marlborough, MA 473 One Edgewater Miami, FL 0.50 Waterford Village Bridgewater, MA 588 3333 Biscayne Miami, FL 2.80 Wexford Village Worcester, MA 264 Fitzsimons Aurora, CO 5.17 Willow Bend Rolling Meadows, IL 328 Flagler Village Parcel 1 Fort Lauderdale, FL 5.70 Yacht Club at Brickell Miami, FL 357 Flagler Village Parcels 2 & 3 Fort Lauderdale, FL 3.10 Yorktown Apartments Lombard, IL 292 Flying Horse Colorado Springs, CO 7.45 Strathmore Square Phase 2 Bethesda, MD 1.35 PARTNERSHIP OWNED Bioscience Aurora, CO 4.79 Casa del Hermosa La Jolla, CA 41 Casa del Mar La Jolla, CA 30 ALTERNATIVE INVESTMENTS Casa del Norte La Jolla, CA 34 Investment Name Investment Type Casa del Sur La Jolla, CA 37 IQHQ Passive Equity Parkmerced Mezzanine Loan RE Tech Funds Passive Equity

PIPELINE INVESTMENTS  Project Location Project Name / Description Estimated / Currently Planned [1] Acreage [2] Gross Sq Ft Multifamily Units Leasable Commercial Sq Ft Earliest Vertical Construction Start SOUTHEAST FLORIDA   556-640 NE 34th Street (Miami) Hamilton House 1.10 560,000 114 6,500 3Q 2024 300 Broward Boulevard (Fort Lauderdale) 300 Broward [3] 2.31 1,700,000 935 40,000 2025 901 N Federal Highway (Fort Lauderdale) Flagler Village Phase I 5.70 1,830,000 690 230,000 2025 3333 Biscayne Boulevard (Miami) 3333 Biscayne [3] 2.80 1,760,000 650 176,000 2026 510-532 NE 34th Street (Miami) One Edgewater 0.50 533,000 204 — 2026 1001-1111 Brickell Bay Drive (Miami) Brickell Assemblage 4.25 3,200,000 1,500 500,000 2027 NE 9th Street & NE 5th Avenue (Fort Lauderdale) Flagler Village Phase III 1.70 400,000 300 — 2027 NE 9th Street & NE 5th Avenue (Fort Lauderdale) Flagler Village Phase IV 1.40 400,000 300 — 2028 WASHINGTON D.C. METRO AREA         5300 Block of Tuckerman Lane (Bethesda) Strathmore Square Phase II [3] 1.35 525,000  399 11,000 2025 COLORADO'S FRONT RANGE         E 23rd Avenue & N Scranton Street (Aurora) Fitzsimons 4 [3] 1.77 415,000 285 — 2025 1765 Silversmith Road (Colorado Springs) Flying Horse 7.45 300,000 95 — 2025 E 23rd Avenue & N Scranton Street (Aurora) Bioscience 4 1.53 232,000 — 225,000 2026 E 22nd Avenue & N Scranton Street (Aurora) Fitzsimons 2 2.29 390,000 275 — 2026 E 23rd Avenue & N Scranton Street (Aurora) Bioscience 5 1.22 230,000 — 190,000 2026 E 23rd Avenue & Uvalda (Aurora) Fitzsimons 3 1.11 400,000 225 — 2027 E 23rd Avenue & N Scranton Street (Aurora) Bioscience 6 2.04 385,000 — 315,000 2028 Total Future Pipeline   38.52 13,260,000 5,972 1,693,500 Aimco estimates are not guarantees of future plans which could differ significantly Acreage for the Bioscience project is presented proportionate based on the buildable gross square feet Owned in a joint venture structure PIPELINE PROJECT SUMMARIES

NON-GAAP RECONCILIATION PROPERTY NET OPERATING INCOME (NOI): NOI is defined by Aimco as total property rental and other property revenues less direct property operating expenses, including real estate taxes. NOI does not include: property management revenues, primarily from affiliates; casualties; property management expenses; depreciation; or interest expense. NOI is helpful because it helps both investors and management to understand the operating performance of real estate excluding costs associated with decisions about acquisition pricing, overhead allocations, and financing arrangements. NOI is also considered by many in the real estate industry to be a useful measure for determining the value of real estate. Reconciliations of NOI as presented in this report to Aimco’s consolidated GAAP amounts are provided below. Due to the diversity of its economic ownership interests in its apartment communities in the periods presented, Aimco evaluates the performance of the apartment communities in its segments using Property NOI, which represents the NOI for the apartment communities that Aimco consolidates and excludes apartment communities that it does not consolidate. Property NOI is defined as rental and other property revenue less property operating expenses. In its evaluation of community results, Aimco excludes utility cost reimbursement from rental and other property revenues and reflects such amount as a reduction of the related utility expense within property operating expenses. The following table presents the reconciliation of GAAP rental and other property revenue to the revenues before utility reimbursements and GAAP property operating expenses to expenses, net of utility reimbursements as presented herein and on Supplemental Schedule 6 of Aimco’s quarterly earnings release and supplemental schedules. OTHER LIABILITIES, NET: Other liabilities, net, as presented herein and on in Aimco’s Earnings Release on Supplemental Schedule 8, Net Asset Value Components, generally consists of the Aimco's development land leases, accrued expenses, resident security deposits, accounts payable, and other general liabilities, net of interest rate options and other assets, excluding the fair value of Aimco's investments in IQHQ and real estate technology funds. Other liabilities, net as of June 30, 2024, as presented in Supplemental Schedule 8, Net Asset Value Components, is calculated as follows (in millions): Segment NOI Reconciliation Six Months Ended (in thousands)     June 30, 2024     June 30, 2023   Total Real Estate Operations Revenues, Before Utility Reimbursements     Expenses, Net of Utility Reimbursements     Revenues, Before Utility Reimbursements     Expenses, Net of Utility Reimbursements                           Total (per consolidated statements of operations) $ 101,350     $ 43,756     $ 89,942     $ 36,287   Adjustment: Utilities reimbursement   (3,458)     (3,458)     (3,031)     (3,031) Adjustment: Other Real Estate   (9,783)     (6,258)     (7,486)     (4,631) Adjustment: Non-stabilized and other amounts not allocated   (10,768)     (10,385)     (5,742)     (5,942) Total Stabilized Operating (per Schedule 6) $ 77,341     $ 23,655     $ 73,683     $ 22,683   Accrued Liabilities and Other (per Consolidated Balance Sheet) $ 126.2   Lease liabilities - finance leases (per Consolidated Balance Sheet)   120.4   Other assets, net (per Consolidated Balance Sheet)   (106.6) Total   140.0         Reduction in assets (reported elsewhere on Schedule 8):     IQHQ and Real Estate Tech Funds   17.8   Unconsolidated real estate partnerships   23.5   Reduction in liabilities (GAAP amount not reflective of value):     Mezzanine Investment - Participation Sold   (32.3)       Other liabilities, net (per Schedule 8) $ 149.0

FORWARD LOOKING STATEMENT This presentation contains forward-looking statements within the meaning of the federal securities laws. Forward-looking statements include all statements that are not historical statements of fact and those regarding our intent, belief, or expectations, including, but not limited to, the statements in this document regarding our future plans and goals, including our pipeline investments and projects, our plans to eliminate certain near term debt maturities, our estimated value creation and potential, our timing, scheduling and budgeting, projections regarding lease growth, our plans to form joint ventures, our plans for new acquisitions or dispositions, our strategic partnerships and value added therefrom, and changes to our corporate governance. We caution investors not to place undue reliance on any such forward-looking statements. Words such as “anticipate(s),” “expect(s),” “intend(s),” “plan(s),” “believe(s),” “may,” “will,” “would,” “could,” “should,” “seek(s)” and similar expressions, or the negative of these terms, are intended to identify such forward-looking statements. These forward-looking statements are not guarantees of future performance, conditions or results, and involve a number of known and unknown risks, uncertainties, assumptions and other important factors, many of which are outside the control of Aimco that could cause actual results or outcomes to differ materially from those discussed in the forward-looking statement. Important factors, among others, that may affect actual results or outcomes include, but are not limited to: (i) the risk that the 2023 plans and goals may not be completed, as expected, in a timely manner or at all, (ii) the inability to recognize the anticipated benefits of the pipeline investments and projects, and (iii) changes in general economic conditions, including, increases in interest rates and other force-majeure events. Although we believe that the assumptions underlying the forward-looking statements are reasonable, we can give no assurance that our expectations will be attained. Readers should carefully review Aimco’s financial statements and the notes thereto, as well as the section entitled “Risk Factors” in Item 1A of Aimco’s Annual Report on Form 10-K for the year ended December 31, 2023, and subsequent Quarterly Reports on Form 10-Q and other documents Aimco files from time to time with the SEC. These filings identify and address important risks and uncertainties that could cause actual events and results to differ materially from those contained in the forward-looking statements. These forward-looking statements reflect management’s judgment and expectations as of this date, and Aimco assumes no (and disclaims any) obligation to revise or update them to reflect future events or circumstances. Certain financial and operating measures found herein are used by management and are not defined under accounting principles generally accepted in the United States, or GAAP. These measures are reconciled to the most comparable GAAP measures at the end of this presentation. Definitions can be found in Aimco’s Earnings Release and Supplemental Schedules for the quarter ended June 30, 2024.